                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21326

               Cohen & Steers REIT and Preferred Income Fund, Inc. (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004




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Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2004 is included herein.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange




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Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

         By: /s/ Robert H. Steers
             ----------------------------
                 Name: Robert H. Steers
                 Title: Chairman

         Date: August 25, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Robert H. Steers                    By:  /s/ Martin Cohen
             -------------------------------              ---------------------------------------
             Name: Robert H. Steers                            Name: Martin Cohen
             Title: Chairman, Secretary                        Title: President, Treasurer
                     and principal executive officer                   and principal financial officer

         Date: August 25, 2004



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

July 26, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2004. The net asset value at that date was $26.20 per common share. During the quarter, three monthly dividends were paid at the new dividend rate of $0.175 per share to common shareholders (up from $0.17 in prior monthly periods). In addition, during the quarter the fund announced its next three monthly dividends of $0.175 to be paid to common shareholders on July 30, 2004, August 31, 2004 and September 30, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers REIT and Preferred Income Fund had a total return, based on income and change in net asset value, of -7.9%. This compares with the NAREIT Equity REIT Index(a) total return of -5.8% and the Merrill Lynch Fixed Rate Preferred Index(a) total return of -5.4%. For the six months ended June 30, 2004, the fund's total return was 2.3%, compared to NAREIT's 5.5% and the Merrill Lynch Fixed Rate Preferred Index's -2.8%. As we have indicated in the past, the leverage that the fund employs tends to magnify the returns of the fund relative to the returns on the securities in which it invests.

    In the second quarter of 2004, there was a major turn of events for global markets as strong U.S. employment reports finally made the economic recovery that equity markets began to discount well over a year ago clear and undeniable, even to the naysayers. With many tepid readings over prior quarters, the strength of job creation evidenced in these reports took the bond market by surprise, sending it reeling into its worst quarterly performance since 1994. After 13 Fed rate cuts since 2001, there was also a turn in the monetary policy cycle. On June 30, a widely expected hike in interest rates was announced by the Federal Reserve Board.

    Both asset classes of the fund -- REITs and preferreds -- initially reacted quite negatively in April as bond yields gapped higher on the prospects of a heating economy, but both rebounded to end the quarter well off their lows. Weakness in preferreds, not surprisingly, largely mirrored that in the bond market. As we have mentioned in previous letters, we have been expecting higher rates and have positioned the fund's preferred portfolio defensively. Although still down a little more than 4% over the quarter on a total return basis, the fund's preferreds performed well relative to the broader preferred market largely because of this portfolio position.

    Whereas preferred weakness was understandable to us, we characterized the decline in REITs early in the quarter as technical in nature and driven largely by the valuation concerns of some investors. The very jobs report that presaged the decline in REIT share prices, we believed, was likely to contribute to improving real estate fundamentals and improving cash flow for REITs. We believed the weakness presented an attractive investment

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The Merrill Lynch Fixed
    Rate Preferred Index is an unmanaged, market capitalization weighted index composed of 287 members with an average credit rating of A3.

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

opportunity, and in fact, after dropping 18% from their highs at the end of March to their lows on May 10, REITs then swung decisively higher to record a 14% total return through the end of June.

    The strong REIT returns of the past two months -- making REITs among the best-performing asset classes over the period -- are certainly inconsistent with the notion put forward by some that REITs tipped into a bear market in the second quarter in sympathy with the bond market. In fact, if the first half of 2004 is a proper guide, REITs are on pace to deliver the low- to mid-teens total return profile that is consistent with the sector's long-term average.

    While many observers have focused intently on the recent uncharacteristic volatility of REIT share prices, the more interesting story, in our view, is a rotation of sector leadership. The defensive issues, which had led the REIT group since 2001, have ceded their market leadership to the more cyclically inclined companies that will respond to the economic recovery most quickly and most dramatically. The broad distribution of returns across sectors during the quarter highlights in greater detail this leadership change, as well as the above-average volatility experienced during the quarter. The best performing sectors were apartment and hotel, which generated total returns of 2.2% and -2.6% respectively. Conversely, the worst performing sectors during the quarter were health care (-13.4% total return) and regional mall (-11.5%).
The obvious difference between the two groups is the short lease duration and more variable demand patterns of the strong performing cyclical sectors versus the long lease terms and relatively consistent demand profiles of the laggards, which tend not to respond quickly to accelerating economic growth.

    The best performing REIT investments during the quarter for the fund were in the apartment and industrial sectors, which produced total returns of 0.5% and -4.9% respectively, while the worst performing sector for the fund was the healthcare sector, which had a -15.3% total return. Apartment companies AMLI Residential Properties Trust and Mid-America Apartment Communities were the fund's best performing holdings, contributing total returns of 5.7% and 3.9% respectively. Laggards during the quarter included Health Care REIT, with a total return of -18.5% and Glimcher Realty Trust, which generated a total return of -16.6%.

    The growing strength of the economy has had very different consequences for preferreds. As fixed income instruments, rising bond yields associated with a healthy economic expansion have pressured preferred prices. At the same time, economic improvement has resulted in a much improved credit environment and therefore enhanced the investment merits of many issues, including many securities held by the fund. As a result, credit spreads have narrowed significantly across most sectors in recent quarters. This spread tightening has stemmed rationally from much healthier earnings, stronger balance sheets and strong capital markets, all of which enhance credit quality. A high level of investor demand relative to new supply has also played a role in credit spread tightening and in good preferred performance.

    With less room for credit spread performance to drive total return, and amid high interest rate volatility, standout performers over the quarter generally were more driven by structure than credit. Defensive issues generally performed best, as we would expect in a rising interest rate environment. These include high coupon issues, like the fund's 9.75% Astoria Financial holdings; callable securities with limited call protection, such as the fund's

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Shaw Communications Inc. securities; and the fund's floating-rate preferred investments. By contrast, the non-callable, institutionally traded issues of Dominion Resources and Kinder Morgan were among the fund's larger laggards. We believe that structure and relative value considerations, rather than material credit issues, were responsible for the performance of lagging securities.

INVESTMENT OUTLOOK

    In the wake of the REIT stock price decline in the second quarter, many investors have asked us whether REITs can continue to perform well in what many are concerned (overly so, in our view) may be a period of rising interest rates.

    Our view continues to be that real estate fundamentals are the primary driver of REIT returns over the long run. Still, we regularly examine the extent to which REITs are correlated with other asset classes. We have found that REIT share price behavior has not been statistically related in any material way to the performance of bonds or interest rates over the long term. In other words, over time, the performance of the bond market has explained virtually none of the performance of REITs.

    Over the short term, REITs may appear to correlate with interest rates, as we have seen recently. However, although we can say with certainty that rising rates result in poor returns for bonds, the REIT return equation cannot be solved using interest rates as the only explanatory variable. Importantly, we have also found that in the 12 months following periods of rising interest rates, as the dampening effect of higher interest rates on security returns has subsided and the acceleration of real estate fundamentals has kicked in, REIT performance historically has been consistently very strong.

    Nonetheless, we cannot ignore the fact that interest rates can have an impact on REIT earnings and asset values. Higher interest rates will increase the cost of REITs' debt capital over time, although the impact will be mitigated by REITs' use of primarily long-term, fixed-rate debt. Higher interest rates may also result in higher real estate capitalization rates, which would tend to lower estimates of property values. However, we believe that if interest rates are rising due to a stronger economy and attendant higher inflationary expectations (which in the past have been favorable for real estate fundamentals), this could serve to offset at least some of the impact that higher interest rates would otherwise have on capitalization rates.

    Our conclusion is that, although changes in interest rates have a varied impact on REITs, the positive and negative impacts have historically tended to offset one another, such that the overall impact on REIT returns has not generally been material, thus, the historical lack of correlation. What remains material is the supply and demand for real estate and how that impacts building occupancies and rents. The most important thing to recognize about the prospects for REIT returns, in our view, is that strong job growth is underway. With this key economic driver in place, we believe the prospects for higher building occupancies and rents, and thus for higher cash flows for REITs, are excellent.

    Turning to preferreds, uncertainties associated with the pace of inflation and the Fed tightening cycle are likely to keep some pressure on prices in the near term. Nonetheless, several factors remain quite supportive of

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                                       3





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

value. Most importantly, although inflation has risen somewhat, it remains low, and the Fed is certainly poised to keep it in check. As long as inflation remains subdued, long-term fixed income investments like preferreds are not likely to fall precipitously, and they can continue to present longer term value. What is more, the positive credit momentum that has been achieved in recent quarters continues to unfold with the expanding economy. We expect to see more credit improvements and ratings upgrades in the fund's preferred portfolio in coming months. In addition, whereas investor demand for income remains profound, new supply of higher income instruments, including preferreds, remains well below that of recent years.

    There were also meaningful regulatory events over the quarter with positive implications for the preferred market. One such event was the much-anticipated release of a Federal Reserve proposal pertaining to the regulatory capital treatment of hybrid preferred issues. The fund owns quite a number of these instruments, notably the ubiquitous 'trust preferred' version. We are happy to report that the new Fed proposal resoundingly supports the continued extension of favorable regulatory capital treatment for outstanding and prospective issues. The strength of its wording has dispelled any uncertainty surrounding the long-term viability of these structures, which is favorable for market liquidity and pricing.

    In another important regulatory event, the National Association of Insurance Commissioners has lowered the risk-based capital charges insurance companies take against preferred investments, making them much more appealing assets. We expect this to result in better demand for preferreds from this very meaningful investor base.

    Although many factors continue to support preferred prices, the potential for interest rates to rise further has led us to seek more defensive structures, such as high coupon issues. Further, given our constructive view on REIT fundamentals, we intend to continue to manage the fund with a relatively lower exposure to preferreds than to REITs. The fund's mandate allows us to have up to 60% of its investments in either of these asset classes (but no less than 40% in each). We ended the quarter with approximately 56% of the fund assets in REITs, 43% in preferreds and bonds, and 1% in cash.

    The fund continues to be well-positioned to deliver the current level of income consistent with its investment objectives. We are also quite pleased with the appreciation of the fund's net asset value over its first year in existence. While both asset classes of the fund were unusually volatile over the past quarter, we continue to believe

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

that the fund's balance of REITs and preferreds will help to temper the cycle of each individual asset class and provide attractive long-term returns and diversification benefits for our shareholders.

Sincerely,

             MARTIN COHEN                 ROBERT H. STEERS
             MARTIN COHEN                 ROBERT H. STEERS
             President                    Chairman

             GREG E. BROOKS               WILLIAM F. SCAPELL
             GREG E. BROOKS               WILLIAM F. SCAPELL
             Portfolio manager            Portfolio manager

-------------------------------------------------------------------
           Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at cohenandsteers.com

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


---------------------------------------------------------------------

                 OUR LEVERAGE STRATEGY (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2004, AMPS represented 35% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 68% of our leverage at an average interest rate of 3.7%, for an average remaining period of 4.5 years (when we first entered into the swaps, the average term was 5.3 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund was recently able to increase its monthly dividend. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage. The swap contracts also provide a modest NAV cushion, as they are assets of the fund that are marked-to-market daily and will rise in value in a rising rate environment.

                           LEVERAGE FACTS

Leverage (as % of managed net assets)...................    35%
% Fixed Rate............................................    68%
% Variable Rate.........................................    32%
Average Rate on Swaps...................................   3.7%
Average Term on Swaps...................................   4.5 years
Current Rate on AMPS....................................   1.5%

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                NUMBER           VALUE          DIVIDEND
                                               OF SHARES       (NOTE 1)          YIELD(a)
                                              -----------   ---------------   ------------
  COMMON STOCK                       85.13%(b)
    DIVERSIFIED                       7.03%
         Colonial Properties Trust..........      300,000   $    11,559,000       6.96%
         Crescent Real Estate Equities Co...    1,490,500        24,026,860       9.31
         iStar Financial....................      990,000        39,600,000       6.98
         Vornado Realty Trust...............      239,100        13,655,001       4.97
                                                            ---------------
                                                                 88,840,861
                                                            ---------------
    HEALTH CARE                      12.66%
         Health Care Property Investors.....    2,900,600        69,730,424       6.95
         Health Care REIT...................    1,745,600        56,732,000       7.38
         Nationwide Health Properties.......    1,362,200        25,745,580       7.83
         Ventas.............................      335,000         7,822,250       5.57
                                                            ---------------
                                                                160,030,254
                                                            ---------------
    HOTEL                             1.82%
         Hospitality Properties Trust.......      545,200        23,061,960       6.81
                                                            ---------------
    INDUSTRIAL                        4.29%
         First Industrial Realty Trust......    1,472,200        54,294,736       7.43
                                                            ---------------
    MORTGAGE                          2.43%
         Newcastle Investment Corp..........    1,024,274        30,677,006       8.01
                                                            ---------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
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                                       7





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                NUMBER           VALUE          DIVIDEND
                                               OF SHARES       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
    OFFICE                           24.58%
         Arden Realty.......................    1,488,700   $    43,782,667       6.87%
         Brandywine Realty Trust............      787,800        21,420,282       6.47
         CarrAmerica Realty Corp............      942,300        28,485,729       6.62
         CRT Properties Inc. ...............      290,000         6,704,800       6.06
         Equity Office Properties Trust.....    2,943,300        80,057,760       7.35
         Highwoods Properties...............      910,200        21,389,700       7.23
         HRPT Properties Trust..............    1,228,400        12,296,284       7.99
         Mack-Cali Realty Corp..............    1,259,500        52,118,110       6.09
         Maguire Properties.................    1,286,100        31,856,697       6.46
         Prentiss Properties Trust..........      374,900        12,566,648       6.68
                                                            ---------------
                                                                310,678,677
                                                            ---------------
    OFFICE/INDUSTRIAL                 4.73%
         Liberty Property Trust.............    1,143,300        45,972,093       6.02
         Mission West Properties............      939,500        11,377,345       7.93
         Reckson Associates Realty Corp.....       87,500         2,402,750       6.18
                                                            ---------------
                                                                 59,752,188
                                                            ---------------
    RESIDENTIAL -- APARTMENT         13.45%
         AMLI Residential Properties
            Trust...........................      590,400        17,322,336       6.54
         Archstone-Smith Trust..............    2,324,000        68,162,920       5.86
         Camden Property Trust..............      581,800        26,646,440       5.55
         Gables Residential Trust...........    1,186,100        40,303,678       7.09
         Mid-America Apartment
            Communities.....................      349,000        13,223,610       6.18
         Town & Country Trust...............      173,400         4,376,616       6.81
                                                            ---------------
                                                                170,035,600
                                                            ---------------
    SELF STORAGE                      0.67%
         Sovran Self Storage................      222,200         8,483,596       6.31
                                                            ---------------

                See accompanying notes to financial statements.
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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                NUMBER           VALUE          DIVIDEND
                                               OF SHARES       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
    SHOPPING CENTER                  13.47%
       COMMUNITY CENTER               8.24%
         Cedar Shopping Centers.............      400,000   $     4,596,000       7.83%
         Heritage Property Investment
            Trust...........................    2,002,300        54,182,238       7.76
         New Plan Excel Realty Trust........    1,538,100        35,930,016       7.06
         Ramco-Gershenson Properties
            Trust...........................      390,000         9,449,700       6.93
                                                            ---------------
                                                                104,157,954
                                                            ---------------
       REGIONAL MALL                  5.23%
         Glimcher Realty Trust..............    2,121,600        46,929,792       8.69
         Macerich Co........................      215,200        10,301,624       5.10
         Mills Corp.........................      190,200         8,882,340       5.10
                                                            ---------------
                                                                 66,113,756
                                                            ---------------
         TOTAL SHOPPING CENTER..............                    170,271,710
                                                            ---------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $946,243,100).......                  1,076,126,588
                                                            ---------------
  PREFERRED SECURITIES --
    $25 PAR VALUE                    26.60%
    AGRICULTURAL CHEMICALS            0.21%
         Agrium, 8.00% (COPrS)..............      107,600         2,657,720       8.10
                                                            ---------------
    AUTOMOTIVE                        1.21%
         DaimlerChrysler, 7.25% (CBTCS).....       23,708           596,730       7.20
         DaimlerChrysler, 7.50% (CBTCS).....       37,300           919,445       7.61
         Delphi Trust I, 8.25%, due
            10/15/33, Series A..............      456,100        11,676,160       8.06
         Ford Motor Co., 8.00% (CORTS)......       85,000         2,169,200       7.84
                                                            ---------------
                                                                 15,361,535
                                                            ---------------

                See accompanying notes to financial statements.
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                                       9





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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                NUMBER           VALUE          DIVIDEND
                                               OF SHARES       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
    BANK                              2.54%
         ASBC Capital I, 7.625%, Series A
            (TOPrS).........................       75,500   $     1,931,290       7.45%
         Cobank ACB, 7.00%, 144A(a).........      200,000        10,160,760       6.89
         Colonial Capital Trust IV,
            7.875%..........................      310,000         8,029,000       7.60
         Countrywide Capital IV, 6.75%......       71,100         1,693,602       7.08
         First Republic Bank, 6.70%.........      200,000         4,736,000       7.09
         Fleet Capital Trust VII, 7.20%
            Series..........................       94,800         2,403,180       7.10
         Fleet Capital Trust VIII, 7.20%
            Series..........................       87,900         2,224,749       7.11
         Old Second Bancorp Capital Trust I,
            7.80%...........................       90,000           936,000       7.50
                                                            ---------------
                                                                 32,114,581
                                                            ---------------
    BANK -- FOREIGN                   1.48%
         Abbey National PLC, 7.375%,
            Series B........................      105,700         2,764,055       7.05
         Abbey National PLC, 7.375%,
            Series C........................      493,264        12,647,289       7.19
         Royal Bank of Scotland Group,
            7.25%, Series H.................      132,800         3,316,016       7.26
                                                            ---------------
                                                                 18,727,360
                                                            ---------------
ELECTRIC -- INTEGRATED                1.47%
         DTE Energy Trust I, 7.80%,
            due 2/01/32, Series.............        6,000           153,900       7.60
         EIX Trust I, 7.875%, due 7/26/29,
            Series..........................      104,100         2,610,828       7.85
         Energy East Capital Trust I,
            8.25%...........................       61,000         1,592,100       7.90
         Entergy Louisiana, 7.60%...........        3,700            94,757       7.42
         Enterprise Capital Trust, 7.44%....       59,400         1,468,368       7.52
         Northern States Power Co., 8.00%,
            Notes (PINES)...................       41,700         1,090,455       7.65
         Penelec Capital Trust, 7.34%
            (TOPrS).........................       32,900           823,487       7.33
         PSEG Funding Trust II, 8.75%
            Series..........................      199,900         5,405,296       8.06
         Puget Sound Energy Capital Trust
            II, 8.40% (TOPrS)...............       95,800         2,469,724       8.15
         Southern California Edison, 7.23%,
            due 4/30/07, Series M...........       12,300         1,219,238       7.29
         Virginia Power Capital Trust II,
            7.375%, (TruPS).................       62,061         1,593,726       7.18
                                                            ---------------
                                                                 18,521,879
                                                            ---------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                NUMBER           VALUE          DIVIDEND
                                               OF SHARES       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
    FINANCE                           0.92%
       CREDIT CARD                    0.82%
         MBNA Capital, 8.125%, Series D
            (TruPS).........................      234,100   $     6,016,370       7.90%
         MBNA Capital, 8.10%, Series E
            (TOPrs).........................      166,300         4,323,800       7.78
                                                            ---------------
                                                                 10,340,170
                                                            ---------------
       DIVERSIFIED FINANCIAL SERVICES 0.10%
         National Rural Utilities, 7.40%
            (QUICS).........................       48,300         1,237,929       7.22
                                                            ---------------
         TOTAL FINANCE......................                     11,578,099
                                                            ---------------
    GAS -- DISTRIBUTION               3.70%
         Dominion CNG Capital, 8.40%........       78,700         2,014,720       7.62
         Laclede Capital Trust I, 7.70%
            (TOPrS).........................       56,300         1,477,875       7.33
         Southern Union Co., 7.55%,
            Series C........................    1,040,000        27,456,000       7.15
         Southwest Gas Capital Trust II,
            7.70%...........................      600,000        15,780,000       7.34
                                                            ---------------
                                                                 46,728,595
                                                            ---------------
    INSURANCE                         2.25%
       LIFE/HEALTH INSURANCE          0.21%
         Lincoln National Capital V, 7.65%,
            Series E (TruPS)................       63,700         1,620,528       7.52
         Torchmark Capital Trust I, 7.75%...       41,000         1,072,150       7.41
                                                            ---------------
                                                                  2,692,678
                                                            ---------------
       MULTI-LINE                     0.82%
         ING Groep NV, 7.05% Series.........      241,600         6,110,064       6.97
         ING Groep NV, 7.20% Series.........      165,700         4,223,693       7.08
                                                            ---------------
                                                                 10,333,757
                                                            ---------------
       PROPERTY/CASUALTY              1.03%
         ACE Ltd., 7.80%, Series C..........      380,400        10,042,560       7.39
         St. Paul Capital Trust I, 7.60%
            (TruPS).........................      115,130         2,964,598       7.38
                                                            ---------------
                                                                 13,007,158
                                                            ---------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                NUMBER           VALUE          DIVIDEND
                                               OF SHARES       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
       REINSURANCE -- FOREIGN         0.19%
         RenaissanceRE Holdings Ltd., 8.10%,
            Series A........................       30,900   $       803,400       7.79%
         RenaissanceRE Holdings Ltd., 7.30%,
            Series B........................       65,900         1,660,680       7.24
                                                            ---------------
                                                                  2,464,080
                                                            ---------------
         TOTAL INSURANCE....................                     28,497,673
                                                            ---------------
    MEDIA                             2.17%
       CABLE TELEVISION               1.31%
         Shaw Communications, 8.45%,
            Series A (COPrS)................      199,092         4,997,209       8.42
         Shaw Communications, 8.50%,
            Series B (COPrS)................      459,700        11,529,276       8.47
                                                            ---------------
                                                                 16,526,485
                                                            ---------------
       DIVERSIFIED SERVICES           0.86%
         AOL Time Warner, 7.625%,
            Series A-1 (CABCO)..............      109,900         2,758,490       7.59
         Liberty Media Corp., 8.75%
            (CBTCS).........................      198,500         5,272,160       8.24
         Liberty Media Corp., 8.75%
            (PPLUS).........................      108,745         2,914,366       8.19
                                                            ---------------
                                                                 10,945,016
                                                            ---------------
         TOTAL MEDIA........................                     27,471,501
                                                            ---------------
    MEDICAL -- HMO                    0.07%
         Aetna, 8.50%, Senior Notes.........       32,000           848,960       8.01
                                                            ---------------
    OIL -- EXPLORATION                1.23%
         Nexen, 7.35%, due 11/1/43,
            Series B........................      608,660        15,557,350       7.19
                                                            ---------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                NUMBER           VALUE          DIVIDEND
                                               OF SHARES       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
    REAL ESTATE                       7.44%
         Apartment Investment and Management
            Co., 8.00%, Series T............       93,700   $     2,260,044       8.29%
         Cousins Properties, 7.75%,
            Series A........................      457,500        11,529,000       7.69
         Developers Diversified Realty
            Corp., 8.00%, Series G..........       38,700           982,980       7.87
         Forest City Enterprises, 7.375%,
            Senior Notes....................       50,000         1,165,000       7.91
         Glimcher Realty Trust, 8.75%,
            Series F........................      280,000         7,084,000       8.65
         Glimcher Realty Trust, 8.125%,
            Series G........................      240,000         5,700,000       8.55
         Health Care REIT, 7.875%,
            Series D........................      100,000         2,505,000       7.86
         Innkeepers USA Trust, 8.00%,
            Series C........................       88,000         2,120,800       8.30
         iStar Financial, 7.875%,
            Series E........................      400,000         9,900,000       7.95
         iStar Financial, 7.80%, Series F...      292,400         6,929,880       8.23
         iStar Financial, 7.65%, Series G...       80,000         1,938,000       7.90
         Kilroy Realty Corp, 7.80%,
            Series E........................      100,000         2,460,000       7.93
         Maguire Properties, 7.625%,
            Series A........................      288,900         6,976,935       7.89
         Mid-America Apartment Communities,
            8.30%, Series H.................      690,600        17,368,590       8.25
         Mills Corp., 8.75%, Series E.......      197,600         5,179,096       8.35
         Omega Healthcare Investors, 8.375%,
            Series D........................      200,000         5,020,000       8.34
         Saul Centers, 8.00%, Series A......       94,400         2,407,200       7.84
         SL Green Realty Corp., 7.625%,
            Series C........................      100,000         2,500,000       7.63
                                                            ---------------
                                                                 94,026,525
                                                            ---------------
    TELECOMMUNICATION SERVICES        1.91%
         Centaur Funding Corp., 9.08%(a)....       13,908        16,673,332       7.57
         Telephone & Data Systems, 7.60%,
            Series A........................      197,800         4,958,846       7.58
         United States Cellular Corp.,
            7.50%, due 6/15/34, Series......      100,000         2,494,000       7.52
                                                            ---------------
                                                                 24,126,178
                                                            ---------------
         TOTAL PREFERRED SECURITIES -- $25
            PAR VALUE (Identified
            cost -- $335,912,988)...........                    336,217,956
                                                            ---------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                                 VALUE          DIVIDEND
                                               PAR VALUE       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
  PREFERRED SECURITIES -- CAPITAL
    TRUST                            33.61%
    BANK                              7.31%
         AgFirst Farm Credit Bank, 7.30%,
            due 10/14/49, 144A..............  $29,100,000   $    29,086,992       7.30%
         Astoria Capital Trust I, 9.75%, due
            11/1/29, Series B...............   13,500,000        15,862,500       8.30
         BankBoston Capital Trust II, 7.75%,
            due 12/15/26....................    1,500,000         1,589,492       7.31
         BT Preferred Capital Trust II,
            7.875%, due 2/25/27.............    5,000,000         5,350,755       7.36
         Great Western Financial Trust II,
            8.206%, due 2/1/27, Series A....    5,232,000         5,697,543       7.54
         ML Capital Trust I, 9.875%, due
            3/1/27, Series B................    1,800,000         2,038,862       8.72
         Republic New York Capital I, 7.75%,
            due 11/15/26 (TruPS)............    1,000,000         1,073,464       7.22
         Roslyn Preferred Trust FRN, 4.78%,
            due 4/1/32, 144A................   10,000,000        10,150,000       4.69
         Roslyn Real Estate Asset Corp. FRN,
            4.813%, due 9/30/08, Series D...          100        10,150,000       4.69
         Sky Financial Capital Trust I,
            9.75%, due 5/1/30, Series B.....    3,000,000         3,277,500       8.55
         Webster Capital Trust I, 9.36%,
            due 1/29/27, 144A...............    7,300,000         8,131,820       8.40
                                                            ---------------
                                                                 92,408,928
                                                            ---------------
    BANK -- FOREIGN                   8.19%
         BNP Paribas Capital Trust V,
            7.20%...........................   19,550,000        19,902,760       7.07
         CA Preferred Fund Trust, 7.00%
            (Eurobond)......................   25,200,000        25,411,277       6.94
         HBOS Capital Funding LP, 6.85%.....   24,000,000        23,986,392       6.85
         HSBC Capital Funding LP, 10.176%...    9,680,000        13,518,856       7.29
         RBS Capital Trust B, 6.80%.........   20,700,000        20,663,258       6.81
                                                            ---------------
                                                                103,482,543
                                                            ---------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                                 VALUE          DIVIDEND
                                               PAR VALUE       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
    ELECTRIC -- INTEGRATED            2.23%
         Dominion Resources Capital Trust
            III, 8.40%, due 1/15/31.........  $21,732,000   $    25,262,472       7.23%
         DPL Capital Trust, 8.125%, due
            9/1/31..........................    3,000,000         2,906,250       8.39
                                                            ---------------
                                                                 28,168,722
                                                            ---------------
    FINANCE                           5.22%
       CREDIT CARD                    0.53%
         MBNA Capital, 8.278%, due 12/1/26,
            Series A........................    6,200,000         6,670,078       7.69
                                                            ---------------
       DIVERSIFIED FINANCIAL SERVICES 1.96%
         Old Mutual Capital Funding, 8.00%
            (Eurobond)......................   25,000,000        24,747,525       8.08
                                                            ---------------
       INVESTMENT BANKER/BROKER       1.72%
         Chase Capital I, 7.67%, due
            12/1/06.........................    2,519,000         2,652,638       7.28
         JPM Capital Trust I, 7.54%, due
            1/15/27.........................    3,925,000         4,168,468       7.10
         JPM Capital Trust II, 7.95%, due
            2/27/07.........................    6,400,000         6,901,766       7.37
         NBP Capital Trust III, 7.375%......    7,900,000         7,997,052       7.29
                                                            ---------------
                                                                 21,719,924
                                                            ---------------
       MORTGAGE LOAN/BROKER           1.01%
         Countrywide Capital III, 8.05%, due
            6/15/27, Series B (SKIS)........   11,285,000        12,798,161       7.10
                                                            ---------------
         TOTAL FINANCE......................                     65,935,688
                                                            ---------------
    FOOD -- DAIRY PRODUCTS            0.82%
         Dairy Farmers of America, 7.875%,
            144A(a).........................      105,000        10,337,775       8.00
                                                            ---------------
    INSURANCE                         7.87%
       BROKERS                        0.17%
         Aon Capital Trust A, 8.205%, due
            1/1/27..........................    2,000,000         2,196,334       7.47
                                                            ---------------

-----------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                  See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                                 VALUE          DIVIDEND
                                               PAR VALUE       (NOTE 1)          YIELD
                                              -----------   ---------------   ------------
       LIFE/HEALTH                    0.33%
         AmerUS Capital, 8.85%, due 2/1/27,
            Series A........................  $ 4,000,000   $     4,155,952       8.52%
                                                            ---------------
       MULTI-LINE                     6.10%
         AFC Capital Trust I, 8.207%, due
            02/03/27, Series B..............    5,000,000         4,650,000       8.82
         AXA, 7.10% (Eurobond)..............   26,500,000        26,690,800       7.05
         GenAmerica Capital I, 8.525%, due
            6/30/27.........................   14,000,000        15,662,066       7.62
         USF&G Capital, 8.312%, due
            7/1/46..........................    2,000,000         2,209,716       7.52
         Zurich Capital Trust I, 8.376%, due
            6/1/37..........................   25,212,000        27,929,324       7.56
                                                            ---------------
                                                                 77,141,906
                                                            ---------------
       PROPERTY/CASUALTY              1.27%
         W.R. Berkley Capital Trust, 8.197%,
            due 12/15/45....................   15,100,000        16,052,674       7.71
                                                            ---------------
         TOTAL INSURANCE....................                     99,546,866
                                                            ---------------
    PIPELINES                         1.97%
         K N Capital Trust I, 8.56%, due
            4/15/27 (TruPS).................    9,513,000        10,787,333       7.55
         K N Capital Trust III, 7.63%, due
            4/15/28 (TruPS).................   13,330,000        14,150,941       7.19
                                                            ---------------
                                                                 24,938,274
                                                            ---------------
         TOTAL PREFERRED
            SECURITIES -- CAPITAL TRUST
            (Identified cost --
              $424,992,662).................                    424,818,796
                                                            ---------------

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
  CORPORATE BOND                               5.94%
    AUTOMOTIVE                                 4.44%
         Ford Holdings, 9.30%, due 3/1/30............   $ 2,500,000        2,761,870
         Ford Motor Co., 9.98%, due 2/15/47..........    14,400,000       17,053,934
         General Motors Corp., 7.375%, due 5/23/48...    24,377,000       22,820,260
         General Motors Corp., 8.25%, due 7/15/23....    13,000,000       13,647,465
                                                                      --------------
                                                                          56,283,529
                                                                      --------------
    DIVERSIFIED FINANCIAL SERVICES             0.39%
         BF Saul Real Estate Investment Trust, 7.50%,
            due 3/1/14, 144A.........................     5,000,000        4,975,000
                                                                      --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                         PRINCIPAL        VALUE
                                                          AMOUNT         (NOTE 1)
                                                        -----------   --------------
    MEDIA -- DIVERSIFIED SERVICES              1.11%
         Liberty Media Corp., 8.25%, due 2/1/30......   $12,250,000   $   13,997,083
                                                                      --------------
         TOTAL CORPORATE BOND (Identified
            cost -- $71,791,994).....................                     75,255,612
                                                                      --------------
  COMMERCIAL PAPER                             0.31%
         State Street Corp., 1.10%, due 7/01/04
            (Identified cost -- $3,896,000)..........     3,896,000        3,896,000
                                                                      --------------
TOTAL INVESTMENTS
  (Identified cost -- $1,782,836,744).       151.59%                   1,916,314,952
OTHER ASSETS IN EXCESS OF
  LIABILITIES.......................           1.49%                      18,825,648
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M7,
  SERIES T7, SERIES W7, SERIES TH7,
  SERIES F7 (Equivalent to $25,000
  per share based on 3,280 shares
  outstanding per class), SERIES
  W28A, SERIES W28B, SERIES W28C
  (Equivalent to $25,000 per share
  based on 2,800 shares outstanding
  per class), AND SERIES T28
  (Equivalent to $25,000 per share
  based on 2,040 shares outstanding
  per class)........................         (53.08)%                   (671,000,000)
                                             ------                   --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $26.20 per
  share based on 48,251,666 shares
  of capital stock outstanding).....         100.00%                  $1,264,140,600
                                             ======                   ==============

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

-----------------------------------------------------------
  CABCO          Corporate Asset Backed Corporation
  CBTCS          Corporate Backed Trust Certificates
  COPrS          Canadian Origin Preferred Securities
  CORTS          Corporate Backed Trust Securities
  FRN            Floating Rate Note
  PINES          Public Income Notes
  PPLUS          Preferred Plus Trust
  QUICS          Quarterly Income Capital Securities
  SKIS           Subordinated Capital Income Securities
  TOPrS          Trust Originated Preferred Securities
  TruPS          Trust Preferred Securities
-----------------------------------------------------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
      cost -- $1,782,836,744) (Note 1)......................  $1,916,314,952
    Cash....................................................             807
    Dividends and interest receivable.......................      16,637,849
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       5,060,624
    Other assets............................................          66,901
                                                              --------------
        Total Assets........................................   1,938,081,133
                                                              --------------
LIABILITIES:
    Payable for dividends declared on common shares.........       1,060,083
    Payable to investment manager...........................       1,020,303
    Payable for dividends declared on preferred shares......         521,359
    Payable for investment securities purchased.............          60,288
    Payable for preferred organization costs................           3,766
    Other liabilities.......................................         274,734
                                                              --------------
        Total Liabilities...................................       2,940,533
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Auction market preferred shares, Series M7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series TH7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series W28A, ($25,000
      liquidation value, $0.001 par value, 2,800 shares
      issued and outstanding) (Notes 1 and 5)...............      70,000,000
    Auction market preferred shares, Series W28B, ($25,000
      liquidation value, $0.001 par value, 2,800 shares
      issued and outstanding) (Notes 1 and 5)...............      70,000,000
    Auction market preferred shares, Series W28C, ($25,000
      liquidation value, $0.001 par value, 2,800 shares
      issued and outstanding) (Notes 1 and 5)...............      70,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 2,040 shares
      issued and outstanding) (Notes 1 and 5)...............      51,000,000
                                                              --------------
                                                                 671,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $1,264,140,600
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                    JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 48,251,666 shares issued
      and outstanding) (Notes 1 and 5)......................  $1,130,407,583
    Distributions in excess of net investment income........      (8,329,974)
    Accumulated net realized gain on investments and
      interest rate swap transactions.......................       3,524,159
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap transactions.......     138,538,832
                                                              --------------
                                                              $1,264,140,600
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
    ($1,264,140,600[div]48,251,666 shares outstanding)......  $        26.20
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        23.14
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................          (11.68)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $16,958 of foreign withholding
       tax).................................................  $ 36,371,678
    Interest income.........................................    17,122,679
                                                              ------------
         Total Income.......................................    53,494,357
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     6,317,281
    Preferred remarketing fee...............................       841,851
    Administration fees (Note 2)............................       608,326
    Reports to shareholders.................................       297,762
    Professional fees.......................................        72,113
    Custodian fees and expenses.............................        65,683
    Directors' fees and expenses (Note 2)...................        21,874
    Transfer agent fees and expenses........................         5,672
    Miscellaneous...........................................        50,108
                                                              ------------
         Total Expenses.....................................     8,280,670
                                                              ------------
Net Investment Income.......................................    45,213,687
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................     9,390,877
    Net realized loss on interest rate swap transactions....    (5,850,311)
    Net change in unrealized appreciation on investments....   (28,257,597)
    Net change in unrealized appreciation on interest rate
       swap transactions....................................    10,152,477
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................   (14,564,554)
                                                              ------------
Net Increase Resulting from Operations......................    30,649,133
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net Investment Income...................................    (4,022,313)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $ 26,626,820
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                                  FOR THE PERIOD
                                                                  FOR THE         JUNE 27, 2003(a)
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2004     DECEMBER 31, 2003
                                                              ----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...............................   $   45,213,687     $   33,187,500
        Net realized gain/(loss) on investments and interest
          rate swap transactions............................        3,540,566           (134,249)
        Net unrealized appreciation/(depreciation) on
          investments and interest rate swap transactions...      (18,105,120)       156,643,952
                                                               --------------     --------------
            Net increase resulting from operations..........       30,649,133        189,697,203
                                                               --------------     --------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income...............................       (4,022,313)        (2,787,195)
        Net realized gain on investments....................               --           (290,684)
                                                               --------------     --------------
            Total dividends and distributions to preferred
              shareholders..................................       (4,022,313)        (3,077,879)
                                                               --------------     --------------
        Net increase in net assets from operations
          applicable to common shares.......................       26,626,820        186,619,324
                                                               --------------     --------------
    Less Dividends and Distributions to Common Shareholders
      from:
        Net investment income...............................      (49,940,475)       (26,695,512)
        Net realized gain on investments....................               --         (2,784,165)
        Tax return of capital...............................               --        (11,524,470)
                                                               --------------     --------------
            Total dividends and distributions to common
              shareholders..................................      (49,940,475)       (41,004,147)
                                                               --------------     --------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
          transactions......................................               --      1,148,126,750
        Increase in net assets from shares issued to common
          shareholders for reinvestment of dividends........               --          1,375,745
        Increase in net assets from preferred offering cost
          adjustment........................................          266,434                 --
        Decrease in net assets from underwriting commissions
          and offering expenses from issuance of preferred
          shares............................................               --         (8,030,126)
                                                               --------------     --------------
            Net increase in net assets from capital stock
              transactions..................................          266,434      1,141,472,369
                                                               --------------     --------------
            Total increase/(decrease) in net assets
              applicable to commmon shares..................      (23,047,221)     1,287,087,546
                                                               --------------     --------------
    Net Assets Applicable to Common Shares:
        Beginning of period.................................    1,287,187,821            100,275
                                                               --------------     --------------
        End of period(b)....................................   $1,264,140,600     $1,287,187,821
                                                               --------------     --------------
                                                               --------------     --------------

-------------------
(a) Commencement of operations.
(b) Includes distributions in excess of net investment income of $8,329,974 and undistributed net investment income of $419,127 at June 30, 2004 and December 31, 2003, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
  COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                  FOR THE PERIOD
                                                                  FOR THE         JUNE 27, 2003(a)
                                                              SIX MONTHS ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                               JUNE 30, 2004     DECEMBER 31, 2003
--------------------------------                               -------------     -----------------
Net asset value per common share, beginning of period.......       $26.68             $23.88
                                                                   ------             ------
Income from investment operations:
   Net investment income....................................         0.93               0.74(c)
   Net realized and unrealized gain/(loss) on investments...        (0.30)              3.23
                                                                   ------             ------
       Total income from investment operations..............         0.63               3.97
                                                                   ------             ------
Less: dividends and distributions to preferred shareholders
 from:
   Net investment income....................................        (0.08)             (0.06)
   Net realized gain on investments.........................           --              (0.01)
                                                                   ------             ------
       Total dividends and distributions to preferred
         shareholders.......................................        (0.08)             (0.07)
                                                                   ------             ------
       Total from investment operations applicable to common
         shares.............................................         0.55               3.90
                                                                   ------             ------
Less: Offering and organization costs charged to paid-in
 capital -- common shares...................................           --              (0.06)
   Offering and organization costs charged to paid-in
     capital -- preferred shares............................           --              (0.18)
   Preferred offering cost adjustment.......................         0.01(d)              --
   Dilutive effect of common share offering.................           --              (0.01)
                                                                   ------             ------
       Total offering and organization costs................         0.01              (0.25)
                                                                   ------             ------
Less: Dividends and distributions to common shareholders
 from:
   Net investment income....................................        (1.04)             (0.55)
   Net realized gain on investments.........................           --              (0.06)
   Tax return of capital....................................           --              (0.24)
                                                                   ------             ------
       Total dividends and distributions to common
         shareholders.......................................        (1.04)             (0.85)
                                                                   ------             ------
Net increase/(decrease) in net asset value..................        (0.48)              2.80
                                                                   ------             ------
Net asset value, per common share, end of period............       $26.20             $26.68
                                                                   ------             ------
                                                                   ------             ------
Market value, per common share, end of period...............       $23.14             $25.90
                                                                   ------             ------
                                                                   ------             ------
Net asset value total return(e).............................         2.33%(f)          15.56%(f)
                                                                   ------             ------
                                                                   ------             ------
Market value return(e)......................................        -6.90%(f)           7.16%(f)
                                                                   ------             ------
                                                                   ------             ------

-------------------
(c) Calculation based on average shares outstanding.

(d) See note 5

(e) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(f) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                    FOR THE PERIOD
                                                                   FOR THE          JUNE 27, 2003(a)
                                                               SIX MONTHS ENDED         THROUGH
RATIOS/SUPPLEMENTAL DATA:                                       JUNE 30, 2004      DECEMBER 31, 2003
-------------------------                                       -------------      -----------------
Net assets applicable to common shares, end of period
 (in millions)..............................................       $1,264.1            $1,287.2
                                                                   --------            --------
                                                                   --------            --------
Ratio of expenses to average daily net assets applicable to
 common shares(b)...........................................           1.30%(c)            1.17%(c)
                                                                   --------            --------
                                                                   --------            --------
Ratio of net investment income to average daily net assets
 applicable to common sharesb...............................           7.08%(c)            5.51%(c)
                                                                   --------            --------
                                                                   --------            --------
Ratio of expenses to average daily managed assetsb..........           0.85%(c)            0.84%(c)
                                                                   --------            --------
                                                                   --------            --------
Portfolio turnover rate.....................................           5.10%(d)            7.66%(d)
                                                                   --------            --------
                                                                   --------            --------
PREFERRED SHARES:
------------------------------------------------------------
Liquidation value, end of period (in 000's).................       $671,000            $671,000
                                                                   --------            --------
                                                                   --------            --------
Total shares outstanding (in 000's).........................             27                  27(e)
                                                                   --------            --------
                                                                   --------            --------
Asset coverage per share....................................       $ 72,099            $ 72,958(e)
                                                                   --------            --------
                                                                   --------            --------
Liquidation preference per share............................       $ 25,000            $ 25,000
                                                                   --------            --------
                                                                   --------            --------
Average market value per share(f)...........................       $ 25,000            $ 25,000
                                                                   --------            --------
                                                                   --------            --------

-------------------
(a) Commencement of operations.

(b) Ratios do not reflect dividend payments to preferred shareholders.

(c) Annualized.

(d) Not annualized.

(e) At December 31, 2003, total shares outstanding (in 000's) and asset coverage per share were previously presented incorrectly as 28 and $70,949, respectively, and have been revised.

(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers REIT and Preferred Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The fund had no operations until June 6, 2003 when it sold 4,200 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on June 27, 2003.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities. Unrealized gains and losses from securities that result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions. This adjustment has no impact on the net assets of the fund.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28, Series W28A, Series W28B, and Series W28C preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series T28, Series W28A, Series W28B, and Series W28C preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.65% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the six months ended
June 30, 2004, the fund incurred investment management fees of $6,317,281.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis, 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2004, the fund incurred $443,012 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the six months ended June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $21,874.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2004, totaled $112,688,204 and $99,532,161, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,782,836,744
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $  144,228,781
Gross unrealized depreciation....................     (10,750,573)
                                                   --------------
Net unrealized appreciation on investments.......     133,478,208
Net unrealized appreciation on interest rate swap
  transactions...................................       5,060,624
                                                   --------------
Net unrealized appreciation......................  $  138,538,832
                                                   --------------
                                                   --------------

NOTE 5. CAPITAL STOCK

    During the six months ended June 30, 2004, the fund issued no shares of common stock for the reinvestment of dividends. An adjustment of $266,434 related to preferred offering costs was credited to common stock during the same period.

    On June 27, 2003, the fund completed the initial public offering of 42,750,000 shares of common stock. Proceeds paid to the fund amounted to $1,018,518,750 after deduction of underwriting commissions and offering expenses of $50,231,250.

    On July 17, 2003, the fund completed a subsequent offering of 2,500,000 shares of common stock. Proceeds paid to the fund amounted to $59,562,500 after deduction of underwriting commissions and offering expenses of $2,937,500.

    On August 5, 2003, the fund completed a subsequent offering of 2,940,000 shares of common stock. Proceeds paid to the fund amounted to $70,045,500 after deduction of underwriting commissions and offering expenses of $3,454,500.

    During the period June 27, 2003 (commencement of operations) through December 31, 2003, the fund issued 57,466 shares of common stock for the reinvestment of dividends.

    On August 18, 2003, the fund issued 3,280 taxable auction market preferred shares, Series M7 (par value $0.001), 3,280 taxable auction market preferred shares, Series T7 (par value $0.001), 3,280 taxable auction market preferred shares, Series W7 (par value $0.001), 3,280 taxable auction market preferred shares, Series TH7 (par

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

value $0.001), 3,280 taxable auction market preferred shares, Series F7 (par value $0.001), 2,800 taxable auction market preferred shares, Series W28A (par value $0.001), 2,800 taxable auction market preferred shares, Series W28B (par value $0.001), and 2,800 taxable auction market preferred shares, Series W28C (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $612,815,000 after deduction of underwriting commissions and offering expenses of $7,185,000. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On December 8, 2003, the fund issued 2,040 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $50,154,874 after deduction of underwriting commissions and offering expenses of $845,126. This issue has recieved a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the articles supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of a majority of the holders as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate.

    Details of the swaps at June 30, 2004 are as follows:

                                                                                         UNREALIZED
                         NOTIONAL      FIXED    FLOATING RATE(a)                        APPRECIATION/
     COUNTERPARTY         AMOUNT       RATE     (RESET MONTHLY)    TERMINATION DATE    (DEPRECIATION)
----------------------  -----------   -------   ---------------   ------------------   --------------
Royal Bank of Canada    $58,125,000   3.3980%       1.300%           August 25, 2007     $  323,046
Royal Bank of Canada    $43,250,000   3.4520%       1.252%        September 16, 2008        838,103
UBS AG                  $58,125,000   2.8325%       1.300%           August 25, 2006        358,986
UBS AG                  $58,125,000   3.9900%       1.300%           August 25, 2009        628,184
UBS AG                  $58,125,000   4.3975%       1.300%           August 25, 2010        129,777
UBS AG                  $58,125,000   4.5950%       1.300%           August 25, 2011         86,437
Merrill Lynch
  Derivative
  Products AG           $43,625,000   3.3200%       1.280%          October 22, 2007        450,956
Merrill Lynch
  Derivative
  Products AG           $58,500,000   3.2075%       1.113%           October 2, 2008      1,713,017
Merrill Lynch
  Derivative
  Products AG           $20,000,000   3.4100%       1.211%          January 13, 2009        532,118
                                                                                         ----------
                                                                                         $5,060,624
                                                                                         ----------
                                                                                         ----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2004.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                                 PROXY RESULTS

    During the six months ended June 30, 2004, Cohen & Steers REIT and Preferred Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 29, 2004. The description of each proposal and number of shares voted are as follows:

Common Shares

-----------------------------------------------------------------------------------------
                                                                SHARES VOTED   AUTHORITY
                                                                    FOR        WITHHELD
-----------------------------------------------------------------------------------------
1.   To elect Directors
     Gregory C. Clark.........................................   47,100,489     494,255
     Bonnie Cohen.............................................   47,094,901     499,843
     George Grossman..........................................   47,102,569     492,175
     Richard J. Norman........................................   47,097,879     496,865
     Frank K. Ross............................................   47,083,033     511,711
     Robert H. Steers.........................................   47,100,664     494,080

----------------------------------------------------------------------------------------------
                                                   SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                       FOR          AGAINST        ABSTAIN
----------------------------------------------------------------------------------------------
 2.   To ratify PricewaterhouseCoopers LLP as the
      fund's independent registered public
      accountants................................   46,917,937      244,818        431,989

Preferred Shares

-------------------------------------------------------------------------------------------
                                                                SHARES VOTED   AUTHORITY
                                                                   FOR         WITHHELD
-------------------------------------------------------------------------------------------
1.   To elect Directors
     Gregory C. Clark.........................................     15,040         274
     Bonnie Cohen.............................................     15,040         274
     Martin Cohen.............................................     15,040         274
     George Grossman..........................................     15,040         274
     Richard J. Norman........................................     15,040         274
     Frank K. Ross............................................     15,040         274
     Willard H. Smith, Jr.....................................     15,040         274
     Robert H. Steers.........................................     15,040         274

----------------------------------------------------------------------------------------------
                                                    SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                       FOR           AGAINST        ABSTAIN
----------------------------------------------------------------------------------------------
2.   To ratify PricewaterhouseCoopers LLP as the
     fund's independent registered public
     accountants..................................     15,067          240             7

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                    (PERIOD ENDED JUNE 30, 2004) (UNAUDITED)

                                       SINCE INCEPTION
                      ONE YEAR            (6/27/03)
                      --------            ---------
                       18.46%              18.28%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

-------------------------------------------------------------------
                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
-------------------------------------------------------------------

-------------------------------------------------------------------
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
    purchase, from time to time, shares of its common stock in the open market.
-------------------------------------------------------------------

-------------------------------------------------------------------
    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.
-------------------------------------------------------------------



-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.


------------------------------------------------------------------
                         PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about
    its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business
    operations. These organizations will use this information
    only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the
    information.
------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN

                     COHEN & STEERS                                    COHEN & STEERS
                   EQUITY INCOME FUND                                   REALTY SHARES


      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                   FOR TOTAL RETURN:                                FOR CAPITAL APPRECIATION

                    COHEN & STEERS                                       COHEN & STEERS
                     UTILITY FUND                                      SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM
 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Bonnie Cohen                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT -- COMMON SHARES
Richard J. Norman                      Equiserve Trust Company
Director                               250 Royall Street
                                       Canton, MA 02021
Frank K. Ross                          (800) 426-5523
Director
                                       TRANSFER AGENT -- PREFERRED SHARES
Willard H. Smith Jr.                   The Bank of New York
Director                               100 Church Street
                                       New York, NY 10007
Greg E. Brooks
Vice president                         LEGAL COUNSEL
                                       Simpson Thacher & Bartlett LLP
Adam Derechin                          425 Lexington Avenue
Vice president and assistant treasurer New York, NY 10017

Joseph M. Harvey                       New York Stock Exchange Symbol: RNP
Vice president
                                       Web site: cohenandsteers.com
William F. Scapell
Vice president                         This report is for shareholder
                                       information. This is not a
Lawrence B. Stoller                    prospectus intended for use in the
Assistant secretary                    purchase or sale of fund shares.
                                       Past performance is of course no
                                       guarantee of future results and your
                                       investment may be worth more or less
                                       at the time you sell.

--------------------------------------------------------------------------------
                                       35

        COHEN & STEERS
REIT AND PREFERRED INCOME FUND



      SEMIANNUAL REPORT
        JUNE 30, 2004




COHEN & STEERS
REIT AND PREFERRED INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017





                            STATEMENT OF DIFFERENCES
                            ------------------------

The division sign shall be expressed as ..................................[div]

The section symbol shall be expressed as ..................................'SS'